UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event

reported): February 26, 2009

Emerson Electric Co.

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(Exact Name of Registrant as Specified in its Charter)

Missouri --------------------------- (State or Other Jurisdiction of Incorporation)	1-278 ------------------- (Commission File Number)	43-0259330 --------------------------- (I.R.S. Employer Identification Number)

8000 West Florissant Avenue St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63136 ------------------ (Zip Code)

Registrant’s telephone number, including area code:

(314) 553-2000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.   Regulation FD Disclosure.

The following information is furnished pursuant to Regulation FD.

Emerson GAAP Underlying Orders – 3 Month Summary

(Percent change. Trailing 3-month average versus prior year.)

	November ‘08	December ‘08	January ‘09
Process Management	-15 to -10	-10 to -5	-15 to -10
Industrial Automation	-15	-25 to -20	-30 to -25
Network Power	-15 to -10	-15	-25 to -20
Climate Technologies	-10 to -5	-20 to -15	-25 to -20
Appliance and Tools	-20 to -15	-25	-30 to -25
Total Emerson	-15 to -10	-20 to -15	-25 to -20

January 2009 Order Comments:

Emerson’s order rates for the trailing three-month period ending January 2009 continued the negative trend that began in the fourth calendar quarter of 2008 as customers curtailed capital spending and reduced inventory levels at an accelerated rate. Currency exchange rates had a negative impact of approximately 6 percentage points on order growth. We are experiencing another significant step-down in our residential, non-residential, and capital related businesses. Over the last 45 days (including February) we have seen a clear weakening trend in our global markets. As we mentioned during our February 6th Investor Conference in New York City, forecasting has become very challenging and tough.

Process Management orders declined and were down 10 to 15 percent overall.  Currency exchange rates had a negative impact of approximately 13 percentage points on order growth including a negative backlog revaluation impact due to the stronger U.S. dollar.  The trailing three-month underlying orders excluding currency trended negative for Process Management.  The chemical and refining end markets have slowed while the power market remains strong.  Capital investments continue broadly across industries to address environmental and regulatory requirements, as well as to improve overall plant efficiencies.

Industrial Automation orders weakened amid the slowdown in global capital spending patterns. Currency negatively impacted orders by approximately 6 percentage points.

Network Power orders continued to show strength in the China power systems business, driven by infrastructure investments in areas such as telecommunications, data centers and wind power. This strength was more than offset by broad weakness across the rest of the business segment.

Broad weakness across residential, commercial and refrigeration end markets negatively impacted Climate Technologies order trends.

Challenging U.S. residential, non-residential and consumer end market conditions continued to impact Appliance and Tools order trends negatively.

Forward-Looking and Cautionary Statements:

Statements in this Current Report on Form 8-K that are not strictly historical may be “forward-looking” statements, which involve risks and uncertainties, and Emerson undertakes no obligation to update any such statements to reflect later developments. These risks and uncertainties include economic and currency conditions, market demand, pricing, and competitive and technological factors, among others, as set forth in the Company's most recent Form 10-K filed with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date: February 26, 2009	By:	/s/ Timothy G. Westman
Timothy G. Westman Vice President, Associate General Counsel and Assistant Secretary